EXHIBIT 99.1

***FOR IMMEDIATE RELEASE***

For: ZIONS BANCORPORATION	Contact: Clark Hinckley
One South Main, 15th Floor	Tel: (801) 524-4787
Salt Lake City, Utah	October 16, 2008
Harris H. Simmons
Chairman/Chief Executive Officer

ZIONS BANCORPORATION REPORTS EARNINGS OF $0.31
PER DILUTED COMMON SHARE FOR THIRD QUARTER 2008

SALT LAKE CITY, October 16, 2008 – Zions Bancorporation (Nasdaq: ZION) (“Zions” or “the Company”) today reported third quarter net earnings applicable to common shareholders of $33.4 million, or $0.31 per diluted common share, compared to $132.0 million or $1.22 per diluted common share for the third quarter of 2007. The return on average common equity was 2.59% compared to 10.50% for the third quarter of 2007.

Third Quarter 2008 Highlights

•
Issued $250 million of common stock and $47 million of preferred stock while keeping total loans unchanged, resulting in a tangible equity ratio of 6.60%, up from 5.97% at the end of the prior quarter.

•	Invited by the FDIC to bid on and successfully acquired all of the $737 million of insured deposits of the failed Silver State Bank, headquartered in Henderson, Nevada.

•	Continued to build loan loss reserves in a very uncertain credit environment by providing $156.6 million for loan losses versus net charge-offs of $95.3 million.

•
Increased net interest income to $492.0 million in spite of higher average nonperforming assets, lower yields on loans, and increased money market rates, resulting in a net interest margin of 4.13%, down 5 basis points from the prior quarter.

•	Recorded impairment losses on securities of $28.0 million pretax, or $0.16 per diluted share.

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ZIONS BANCORPORATION
Press Release – Page 2
October 16, 2008

“This past quarter will be remembered as one that resulted in significant changes in the financial services industry, both in the United States and abroad,” said Harris H. Simmons, chairman and chief executive officer. “While we are not immune to the problems of the industry, our core business remains remarkably strong and our balance sheet remains healthy. We strengthened our capital, built our loan loss reserves, and increased our liquidity during the quarter. We continue to be profitable and well-capitalized during a time when the industry has experienced severe financial stress.”

Year-to-date net earnings applicable to common shareholders were $207.4 million, or $1.93 per diluted common share, compared to $437.2 million, or $4.01 per diluted common share for the same period in 2007. The return on average common equity for the first nine months of 2008 was 5.42% compared to 11.74% for the first nine months of 2007.

Loans
On-balance-sheet net loans and leases of $41.9 billion at September 30, 2008 were unchanged from the balance at June 30, 2008, and increased approximately $4.1 billion or 10.7% from $37.8 billion at September 30, 2007. The Company actively managed loan growth during the quarter in accordance with its stated desire to conserve capital and build capital ratios in the current uncertain economic environment. The growth of loan volumes in certain geographies, particularly Texas, was offset by declines in other markets.

Deposits
Average core deposits for the third quarter of 2008 increased $0.8 billion or 10.8% annualized to $33.2 billion compared to $32.4 billion for the second quarter of 2008, and increased $2.2 billion or 7.1% compared to $31.0 billion for the third quarter of 2007. Excluding the average balances of the Silver State Bank deposits, the increase for the third quarter of 2008 was $0.7 billion or 9.0% annualized compared to the second quarter of 2008. Average core deposit growth for the quarter was concentrated in money market accounts. Average total deposits for the third quarter of 2008 increased $0.5 billion to $37.3 billion or 6.0% annualized compared to $36.8 billion for the second quarter of 2008, and increased $1.5 billion or 4.4% compared to $35.8 billion for the third quarter of 2007. Excluding the average

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ZIONS BANCORPORATION
Press Release – Page 3
October 16, 2008

balances of the Silver State Bank deposits, the increase for the third quarter of 2008 was $0.4 billion or 4.3% annualized compared to the second quarter of 2008.

Net Interest Income
The net interest margin was 4.13% for the third quarter of 2008 compared to 4.18% for the second quarter of 2008 and 4.44% for the third quarter of 2007. The decreased net interest margin for the third quarter of 2008 was driven by higher average nonperforming assets, lower yields on loans, and increased money market rates. The effect of commercial paper purchased from Lockhart on the net interest margin was a reduction of approximately 5 basis points for the third quarter of 2008 and 9 basis points for the second quarter of 2008.

Net interest income for the third quarter of 2008 increased $7.3 million or 6.0% annualized to $492.0 million compared to $484.7 million for the second quarter of 2008, and increased $15.4 million or 3.2% compared to $476.6 million for the third quarter of 2007.

Asset Quality
Nonperforming assets were $924.4 million at September 30, 2008 compared to $697.4 million at June 30, 2008 and $196.6 million at September 30, 2007. This increase is being driven primarily by deterioration in residential real estate acquisition, development and construction exposures in the Southwest, and by continued weakening in Utah residential construction and commercial and industrial portfolios. The ratio of nonperforming assets to net loans and leases and other real estate owned was 2.20% at September 30, 2008 compared to 1.66% at June 30, 2008 and 0.52% at September 30, 2007.

Net loan and lease charge-offs for the third quarter of 2008 were $95.3 million or 0.91% annualized of average loans. This compares with $67.8 million or 0.67% annualized of average loans for the second quarter of 2008 and $18.1 million or 0.19% annualized of average loans for the third quarter of 2007. The increase in charge-offs largely was driven by declining collateral values on residential acquisition, development, and construction loans in the Southwest and in Utah.
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ZIONS BANCORPORATION
Press Release – Page 4
October 16, 2008

The provision for loan losses was $156.6 million for the third quarter of 2008 compared to $114.2 million for the second quarter of 2008 and $55.4 million for the third quarter of 2007. The provision for the third quarter of 2008 was 1.49% annualized of average loans and was $61.3 million in excess of net loan and lease charge-offs.

The allowance for loan losses as a percentage of net loans and leases was 1.45% at September 30, 2008, 1.31% at June 30, 2008, and 1.11% at September 30, 2007. The allowance of $609.4 million at September 30, 2008 provided a coverage of 1.6 years on an annualized basis of net loan and lease charge-offs for the third quarter of 2008.

Investment Securities
The Company recognized other-than-temporary impairment (“OTTI”) during the third quarter of 2008 of approximately $28.0 million pretax, or $0.16 per diluted share, compared to $38.8 million during the second quarter of 2008. OTTI during the third quarter of 2008 consisted of:
•	$19.2 million for three bank and insurance trust preferred CDOs
•	$1.3 million for two bank and insurance income notes (OTTI also taken in previous quarters)
•	$4.1 million for three REIT trust preferred CDOs (OTTI also taken in previous quarters)
•	$3.4 million for two ABS CDOs
Net unrealized pretax losses recognized in accumulated other comprehensive income (“OCI”) at September 30, 2008 were $248.5 million for held-to-maturity (“HTM”) securities and $145.8 million for available-for-sale (“AFS”) securities. This compares with $263.7 million and $91.6 million, respectively, at June 30, 2008. The decrease in the amount of unrealized losses in OCI for HTM securities resulted primarily from approximately $14 million pretax recognized as OTTI for the quarter. The net combined decrease in GAAP capital from the effects of the changes in these amounts and OTTI during the third quarter of 2008 was approximately $42 million.

Lockhart Funding
At September 30, 2008, the Company held approximately $557 million of asset-backed commercial paper purchased from Lockhart. This compares to $493 million at June 30, 2008 and $1,227 million at

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ZIONS BANCORPORATION
Press Release – Page 5
October 16, 2008

March 31, 2008. The amount of Lockhart commercial paper included in money market investments on the Company’s average balance sheet was approximately $597 million for the third quarter of 2008, compared to $1,091 million for the second quarter of 2008 and $1,202 million for the first quarter of 2008.

Noninterest Income
Noninterest income for the third quarter of 2008 was $89.6 million compared to $72.4 million for the second quarter of 2008 and $145.8 million for the third quarter of 2007. The amount for the third quarter of 2008 includes impairment losses on securities of $28.0 million compared to $38.8 million for the second quarter of 2008. Fair value and nonhedge derivative loss was $(26.2) million during the quarter, primarily because of decreases in the fair value of nonhedge derivatives due to decreasing spreads between LIBOR and prime rates. Net equity securities gains for the quarter were $13.0 million, an increase of $21.1 million from the second quarter primarily because of $5.3 million of net gains on venture capital investments compared to losses of $8.2 million during the second quarter, and $7.6 million of net realized gains on certain of the Company’s noninterest-bearing equity investments. Net of related minority interest of $3.8 million, income taxes and other expenses, the venture capital investments contributed approximately $0.8 million to net income for the quarter, or $0.01 per diluted common share, compared to decreasing net income for the second quarter of 2008 by $0.02 per diluted common share.

Noninterest Expense
Noninterest expense for the third quarter of 2008 was $372.3 million compared to $354.4 million for the second quarter of 2008 and $352.0 million for the third quarter of 2007. The increase to other noninterest expense during the third quarter included $5.8 million of other real estate owned expenses.

The efficiency ratio was 63.4% for the third quarter of 2008 compared to 63.0% for the second quarter of 2008 and 56.0% for the third quarter of 2007.

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ZIONS BANCORPORATION
Press Release – Page 6
October 16, 2008

Capital Management
During September 8-10, 2008, the Company issued $250 million of new common stock consisting of 7,194,079 shares at an average price of $34.75 per share. Net of issuance costs and fees, this added $244.9 million to common equity. The registered sales took place through the previously announced ATM Equity Offering(SM) Sales Agreement with Merrill Lynch.

On July 2, 2008, the Company completed a $47 million offering of 9.50% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock. The offering was sold by Zions Direct, Inc., the Company’s broker-dealer subsidiary.

Tangible equity increased by $291 million at September 30, 2008 compared to June 30, 2008. The Company’s tangible equity ratio was 6.60% at September 30, 2008 compared to 5.97% at June 30, 2008 and 6.40% at September 30, 2007. The increase from the second quarter of 2008 is mainly due to the previously mentioned issuances of common and preferred stock. At September 30, 2008, estimated regulatory Tier 1 risk-based capital and total risk-based capital were $3,982 million and $6,073 million compared to $3,685 million and $5,732 million at June 30, 2008, respectively. Estimated ratios at September 30, 2008 for Tier 1 risk-based capital and total risk-based capital were 8.09% and 12.33% compared to 7.45% and 11.58% at June 30, 2008, respectively.

Weighted average common and common-equivalent shares outstanding for the third quarter of 2008 were 108,497,464 compared to 106,711,948 for the second quarter of 2008 and 107,879,963 for the third quarter of 2007. Common shares outstanding at September 30, 2008 were 115,302,598 compared to 107,518,975 at June 30, 2008 and 106,934,360 at September 30, 2007. The increase for the third quarter resulted from the common stock issuance previously discussed.

Acquisition
Effective September 5, 2008, the Company acquired from the FDIC the insured deposits and certain assets of Silver State Bank, headquartered in Henderson, Nevada. The acquisition was made through the Company’s Nevada State Bank and National Bank of Arizona subsidiaries and included approximately $737 million of deposits and $67 million of assets.

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ZIONS BANCORPORATION
Press Release – Page 7
October 16, 2008

Conference Call
Zions will host a conference call to discuss these third quarter results at 5:30 p.m. ET this afternoon (October 16, 2008). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-800-706-7741 (international: 617-614-3471) and entering the passcode 78345522, or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from 7:30 p.m. ET on Thursday, October 16, through midnight ET on Thursday, October 23, by dialing 1-888-286-8010 (international: 617-801-6888) and entering the passcode 36333463. The webcast of the conference call will also be archived and available for 30 days.

About Zions Bancorporation
Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Zions operates its banking businesses under local management teams and community identities through over 500 offices and approximately 600 ATMs in ten Western and Southwestern states: Arizona, California, Colorado, Idaho, Nevada, New Mexico, Oregon, Texas, Utah and Washington. The Company is a national leader in Small Business Administration lending and public finance advisory services. In addition, Zions is included in the S&P 500 and NASDAQ Financial 100 indices. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

Forward-Looking Information
Statements in this news release that are based on other than historical data are forward-looking, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this news release. Factors that might cause such differences include, but are not limited to: the Company’s ability

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ZIONS BANCORPORATION
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October 16, 2008

to successfully execute its business plans and achieve its objectives; changes in general economic and financial market conditions, either internationally, nationally or locally in areas in which the Company conducts its operations, including changes in asset-backed commercial paper markets and valuations in structured securities and other assets; changes in governmental policies and programs resulting from general economic and financial market conditions; changes in interest and funding rates; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; increased competitive challenges and expanding product and pricing pressures among financial institutions; legislation or regulatory changes which adversely affect the Company’s operations or business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2007 Annual Report on Form 10-K of Zions Bancorporation filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov).

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 9
FINANCIAL HIGHLIGHTS
(Unaudited)

	Three Months Ended			Nine Months Ended
(In thousands, except per share and ratio data)	September 30,			September 30,
	2008	2007	% Change	2008	2007	% Change
EARNINGS
Taxable-equivalent net interest income	$497,822	$483,115	3.04%	$1,480,946	$1,422,896	4.08%
Taxable-equivalent revenue	587,432	628,938	(6.60)%	1,753,928	1,855,474	(5.47)%
Net interest income	492,003	476,637	3.22%	1,463,204	1,403,067	4.29%
Noninterest income	89,610	145,823	(38.55)%	272,982	432,578	(36.89)%
Provision for loan losses	156,606	55,354	182.92%	363,080	82,228	341.55%
Noninterest expense	372,276	352,031	5.75%	1,076,796	1,051,622	2.39%
Income before income taxes and minority interest	52,731	215,075	(75.48)%	296,310	701,795	(57.78)%
Income taxes	11,214	71,853	(84.39)%	83,147	246,772	(66.31)%
Minority interest	3,757	7,490	(49.84)%	(3,544)	6,819	(151.97)%
Net income	37,760	135,732	(72.18)%	216,707	448,204	(51.65)%
Net earnings applicable to common shareholders	33,351	131,962	(74.73)%	207,391	437,224	(52.57)%

PER COMMON SHARE
Net earnings (diluted)	0.31	1.22	(74.59)%	1.93	4.01	(51.87)%
Dividends	0.43	0.43	-	1.29	1.25	3.20%
Book value per common share				45.78	46.92	(2.43)%

SELECTED RATIOS
Return on average assets	0.28%	1.10%		0.54%	1.24%
Return on average common equity	2.59%	10.50%		5.42%	11.74%
Efficiency ratio	63.37%	55.97%		61.39%	56.68%
Net interest margin	4.13%	4.44%		4.18%	4.49%

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ZIONS BANCORPORATION AND SUBSIDIARIES
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FINANCIAL HIGHLIGHTS (continued)
(Unaudited)

	Three Months Ended			Nine Months Ended
(In thousands, except share and ratio data)	September 30,			September 30,
	2008	2007	% Change	2008	2007	% Change
AVERAGE BALANCES
Total assets	$54,279,760	$48,903,319	10.99%	$53,498,514	$48,141,571	11.13%
Total interest-earning assets	47,984,725	43,200,858	11.07%	47,349,240	42,354,935	11.79%
Securities	4,582,727	5,221,722	(12.24)%	4,928,877	5,480,047	(10.06)%
Net loans and leases	41,984,123	37,194,850	12.88%	40,654,431	36,254,519	12.14%
Goodwill	2,009,509	2,015,532	(0.30)%	2,009,501	2,003,972	0.28%
Core deposit and other intangibles	132,167	177,864	(25.69)%	138,711	186,884	(25.78)%
Total deposits	37,321,656	35,756,600	4.38%	36,898,398	35,636,209	3.54%
Core deposits (1)	33,227,950	31,017,730	7.13%	32,547,862	30,692,123	6.05%
Minority interest	29,949	37,527	(20.19)%	29,292	37,747	(22.40)%
Shareholders' equity:
Preferred equity	282,500	240,000	17.71%	254,270	240,000	5.95%
Common equity	5,123,399	4,987,275	2.73%	5,106,750	4,978,473	2.58%

Weighted average common and common-
equivalent shares outstanding	108,497,464	107,879,963	0.57%	107,333,422	109,059,322	(1.58)%

AT PERIOD END
Total assets				$53,974,168	$50,044,686	7.85%
Total interest-earning assets				47,656,065	44,104,956	8.05%
Securities				4,755,359	5,261,057	(9.61)%
Net loans and leases				41,887,693	37,822,259	10.75%
Allowance for loan losses				609,433	418,165	45.74%
Reserve for unfunded lending commitments				23,574	21,394	10.19%
Goodwill				2,009,504	2,021,519	(0.59)%
Core deposit and other intangibles				133,989	172,140	(22.16)%
Total deposits				38,590,901	35,774,713	7.87%
Core deposits (1)				33,854,963	31,170,466	8.61%
Minority interest				30,288	37,411	(19.04)%
Shareholders' equity:
Preferred equity				286,949	240,000	19.56%
Common equity				5,279,078	5,016,980	5.22%

Common shares outstanding				115,302,598	106,934,360	7.83%

Average equity to average assets	9.96%	10.69%		10.02%	10.84%
Common dividend payout	138.44%	34.96%		66.72%	30.96%
Tangible equity ratio				6.60%	6.40%
Nonperforming assets				$924,442	$196,575	370.27%
Accruing loans past due 90 days or more				97,831	64,516	51.64%
Nonperforming assets to net loans and leases
and other real estate owned at period end				2.20%	0.52%

(1) Amount consists of total deposits excluding brokered deposits and time deposits $100,000 and over.

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ZIONS BANCORPORATION AND SUBSIDIARIES
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FINANCIAL HIGHLIGHTS (continued)
(Unaudited)

	Three Months Ended
(In thousands, except per share and ratio data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
EARNINGS
Taxable-equivalent net interest income	$497,822	$490,587	$492,537	$485,157	$483,115
Taxable-equivalent revenue	587,432	562,959	603,537	464,923	628,938
Net interest income	492,003	484,743	486,458	478,885	476,637
Noninterest income	89,610	72,372	111,000	(20,234)	145,823
Provision for loan losses	156,606	114,192	92,282	69,982	55,354
Noninterest expense	372,276	354,417	350,103	352,966	352,031
Income before income taxes and minority interest	52,731	88,506	155,073	35,703	215,075
Income taxes (benefit)	11,214	22,037	49,896	(11,035)	71,853
Minority interest	3,757	(5,729)	(1,572)	1,197	7,490
Net income	37,760	72,198	106,749	45,541	135,732
Net earnings applicable to common shareholders	33,351	69,744	104,296	42,198	131,962

PER COMMON SHARE
Net earnings (diluted)	0.31	0.65	0.98	0.39	1.22
Dividends	0.43	0.43	0.43	0.43	0.43
Book value per common share	45.78	46.82	47.49	47.17	46.92

SELECTED RATIOS
Return on average assets	0.28%	0.54%	0.81%	0.35%	1.10%
Return on average common equity	2.59%	5.53%	8.18%	3.29%	10.50%
Efficiency ratio	63.37%	62.96%	58.01%	75.92%	55.97%
Net interest margin	4.13%	4.18%	4.23%	4.27%	4.44%

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FINANCIAL HIGHLIGHTS (continued)
(Unaudited)

	Three Months Ended
(In thousands, except share and ratio data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
AVERAGE BALANCES
Total assets	$54,279,760	$53,293,375	$52,913,823	$50,941,152	$48,903,319
Total interest-earning assets	47,984,725	47,202,577	46,853,435	45,106,413	43,200,858
Securities	4,582,727	4,866,421	5,341,287	5,188,980	5,221,722
Net loans and leases	41,984,123	40,512,249	39,452,309	38,450,974	37,194,850
Goodwill	2,009,509	2,009,517	2,009,477	2,009,022	2,015,532
Core deposit and other intangibles	132,167	137,675	146,363	162,679	177,864
Total deposits	37,321,656	36,774,214	36,594,674	36,381,125	35,756,600
Core deposits (1)	33,227,950	32,353,472	32,054,693	31,785,110	31,017,730
Minority interest	29,949	27,244	30,676	32,343	37,527
Shareholders' equity:
Preferred equity	282,500	240,000	240,000	240,000	240,000
Common equity	5,123,399	5,070,047	5,126,621	5,094,138	4,987,275

Weighted average common and common-
equivalent shares outstanding	108,497,464	106,711,948	106,722,000	106,902,983	107,879,963

AT PERIOD END
Total assets	$53,974,168	$54,630,883	$53,408,293	$52,947,414	$50,044,686
Total interest-earning assets	47,656,065	47,920,419	46,962,949	46,448,887	44,104,956
Securities	4,755,359	4,784,185	5,002,207	5,860,900	5,261,057
Net loans and leases	41,887,693	41,872,977	39,905,755	39,087,779	37,822,259
Allowance for loan losses	609,433	548,958	501,283	459,376	418,165
Reserve for unfunded lending commitments	23,574	26,838	25,148	21,530	21,394
Goodwill	2,009,504	2,009,511	2,009,517	2,009,513	2,021,519
Core deposit and other intangibles	133,989	132,481	140,672	149,493	172,140
Total deposits	38,590,901	37,607,995	37,516,337	36,922,753	35,774,713
Core deposits (1)	33,854,963	33,381,382	32,891,096	32,454,221	31,170,466
Minority interest	30,288	25,528	30,413	30,939	37,411
Shareholders' equity:
Preferred equity	286,949	240,000	240,000	240,000	240,000
Common equity	5,279,078	5,033,530	5,087,801	5,052,800	5,016,980

Common shares outstanding	115,302,598	107,518,975	107,139,188	107,116,505	106,934,360

Average equity to average assets	9.96%	9.96%	10.14%	10.47%	10.69%
Common dividend payout	138.44%	66.23%	44.11%	108.88%	34.96%
Tangible equity ratio	6.60%	5.97%	6.20%	6.17%	6.40%
Nonperforming assets	$924,442	$697,432	$434,293	$283,854	$196,575
Accruing loans past due 90 days or more	97,831	108,934	84,637	77,419	64,516
Nonperforming assets to net loans and leases
and other real estate owned at period end	2.20%	1.66%	1.09%	0.73%	0.52%

(1) Amount consists of total deposits excluding brokered deposits and time deposits $100,000 and over.

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CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except share amounts)	2008	2008	2008	2007	2007
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Cash and due from banks	$1,441,957	$1,751,724	$1,660,539	$1,855,155	$1,481,238
Money market investments:
Interest-bearing deposits and commercial paper	568,875	504,314	1,243,860	726,446	513,395
Federal funds sold	274,129	274,456	121,892	102,225	23,567
Security resell agreements	170,009	484,487	689,235	671,537	484,678
Investment securities:
Held-to-maturity, at adjusted cost (approximate fair value
$1,587,006, $1,730,104, $704,156, $702,148 and $686,026)	1,917,354	1,914,833	701,658	704,441	695,842
Available-for-sale, at fair value	2,792,236	2,817,682	4,259,742	5,134,610	4,549,721
Trading account, at fair value (includes $531, $463, $0,
$741 and $22 transferred as collateral
under repurchase agreements)	45,769	51,670	40,807	21,849	15,494
	4,755,359	4,784,185	5,002,207	5,860,900	5,261,057
Loans:
Loans held for sale	152,095	158,509	208,529	207,943	200,653
Loans and leases	41,876,371	41,874,224	39,855,365	39,044,163	37,778,228
	42,028,466	42,032,733	40,063,894	39,252,106	37,978,881
Less:
Unearned income and fees, net of related costs	140,773	159,756	158,139	164,327	156,622
Allowance for loan losses	609,433	548,958	501,283	459,376	418,165
Loans and leases, net of allowance	41,278,260	41,324,019	39,404,472	38,628,403	37,404,094

Other noninterest-bearing investments	1,170,367	1,153,933	1,114,902	1,034,412	1,043,475
Premises and equipment, net	675,480	656,013	657,183	655,712	658,294
Goodwill	2,009,504	2,009,511	2,009,517	2,009,513	2,021,519
Core deposit and other intangibles	133,989	132,481	140,672	149,493	172,140
Other real estate owned	156,817	125,186	36,476	15,201	11,973
Other assets	1,339,422	1,430,574	1,327,338	1,238,417	969,256
	$53,974,168	$54,630,883	$53,408,293	$52,947,414	$50,044,686

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing demand	$9,413,484	$9,735,265	$9,464,122	$9,618,300	$9,322,668
Interest-bearing:
Savings and NOW	4,341,873	4,590,767	4,661,963	4,507,837	4,365,600
Money market	11,703,163	11,175,844	10,716,328	10,304,225	10,446,015
Internet money market	2,384,125	2,211,557	2,270,059	2,163,014	1,707,544
Time under $100,000	2,954,116	2,466,082	2,564,434	2,562,363	2,599,595
Time $100,000 and over	4,468,225	4,102,369	4,548,009	4,391,588	4,535,644
Foreign	3,325,915	3,326,111	3,291,422	3,375,426	2,797,647
	38,590,901	37,607,995	37,516,337	36,922,753	35,774,713

Securities sold, not yet purchased	29,528	46,376	184,522	224,269	21,036
Federal funds purchased	1,179,197	2,379,055	1,817,587	2,463,460	2,391,805
Security repurchase agreements	734,379	1,010,325	1,144,178	1,298,112	1,070,702
Other liabilities	649,672	555,812	620,528	644,375	560,853
Commercial paper	40,493	137,200	164,657	297,850	411,007
Federal Home Loan Bank advances and other borrowings:
One year or less	4,455,234	4,799,143	3,890,087	3,181,990	2,037,644
Over one year	128,855	129,474	127,006	127,612	128,218
Long-term debt	2,569,594	2,666,445	2,585,177	2,463,254	2,354,317
Total liabilities	48,377,853	49,331,825	48,050,079	47,623,675	44,750,295

Minority interest	30,288	25,528	30,413	30,939	37,411

Shareholders' equity:
Capital stock:
Preferred stock, without par value, authorized 3,000,000 shares:
Series A and C (liquidation preference $1,000 per share); issued
and outstanding 240,000 and 46,949 shares	286,949	240,000	240,000	240,000	240,000
Common stock, without par value; authorized 350,000,000
shares; issued and outstanding 115,302,598, 107,518,975
107,139,188, 107,116,505 and 106,934,360 shares	2,482,517	2,224,455	2,219,905	2,212,237	2,200,228
Retained earnings	2,968,242	2,981,062	2,957,511	2,910,692	2,914,439
Accumulated other comprehensive income (loss)	(157,305)	(158,325)	(76,429)	(58,835)	(86,914)
Deferred compensation	(14,376)	(13,662)	(13,186)	(11,294)	(10,773)
Total shareholders' equity	5,566,027	5,273,530	5,327,801	5,292,800	5,256,980
	$53,974,168	$54,630,883	$53,408,293	$52,947,414	$50,044,686

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 14
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended
(In thousands, except per share amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Interest income:
Interest and fees on loans	$663,677	$643,111	$688,439	$727,185	$724,598
Interest on loans held for sale	1,916	2,699	3,017	2,975	3,695
Lease financing	5,515	5,767	5,818	5,782	5,461
Interest on money market investments	9,267	12,313	19,028	18,760	10,841
Interest on securities:
Held-to-maturity – taxable	21,780	15,730	2,455	2,387	2,343
Held-to-maturity – nontaxable	6,319	6,224	6,429	6,430	6,402
Available-for-sale – taxable	25,044	35,059	62,356	61,459	61,248
Available-for-sale – nontaxable	1,697	1,870	1,892	2,070	2,274
Trading account	437	159	681	471	880
Total interest income	735,652	722,932	790,115	827,519	817,742

Interest expense:
Interest on savings and money market deposits	90,720	80,144	103,987	125,382	123,586
Interest on time and foreign deposits	74,837	83,460	106,222	119,242	119,781
Interest on short-term borrowings	47,518	43,255	63,134	67,601	59,034
Interest on long-term borrowings	30,574	31,330	30,314	36,409	38,704
Total interest expense	243,649	238,189	303,657	348,634	341,105

Net interest income	492,003	484,743	486,458	478,885	476,637
Provision for loan losses	156,606	114,192	92,282	69,982	55,354
Net interest income after provision for loan losses	335,397	370,551	394,176	408,903	421,283

Noninterest income:
Service charges and fees on deposit accounts	53,695	51,067	49,585	48,130	46,919
Other service charges, commissions and fees	42,794	42,362	41,981	44,405	44,471
Trust and wealth management income	8,865	10,284	9,693	10,151	9,040
Capital markets and foreign exchange	12,257	12,196	10,397	10,632	11,325
Dividends and other investment income	7,042	10,409	12,910	13,830	14,720
Loan sales and servicing income	3,633	8,516	7,810	8,640	11,607
Income from securities conduit	336	1,043	2,581	2,472	3,221
Fair value and nonhedge derivative income (loss)	(26,155)	(19,789)	3,787	(7,034)	(9,391)
Equity securities gains (losses), net	12,971	(8,121)	10,068	1,349	11,072
Fixed income securities gains (losses), net	135	78	1,775	(753)	58
Impairment losses on investment securities and valuation
losses on securities purchased from Lockhart Funding	(28,022)	(38,761)	(45,989)	(158,208)	-
Other	2,059	3,088	6,402	6,152	2,781
Total noninterest income	89,610	72,372	111,000	(20,234)	145,823

Noninterest expense:
Salaries and employee benefits	208,995	201,291	209,354	191,141	204,488
Occupancy, net	30,552	27,364	26,799	27,312	27,203
Furniture and equipment	24,281	25,610	23,738	24,917	23,996
Legal and professional services	11,297	11,566	7,880	12,132	10,918
Postage and supplies	9,257	8,536	9,789	9,416	10,024
Advertising	6,782	7,520	6,351	6,322	6,624
Impairment losses on long-lived assets	2,239	-	-	-	-
Merger related expense	384	281	307	687	682
Amortization of core deposit and other intangibles	8,096	8,191	8,820	10,459	11,495
Provision for unfunded lending commitments	(3,264)	1,690	3,618	136	172
Other	73,657	62,368	53,447	70,444	56,429
Total noninterest expense	372,276	354,417	350,103	352,966	352,031

Income before income taxes and minority interest	52,731	88,506	155,073	35,703	215,075
Income taxes (benefit)	11,214	22,037	49,896	(11,035)	71,853
Minority interest	3,757	(5,729)	(1,572)	1,197	7,490
Net income	37,760	72,198	106,749	45,541	135,732
Preferred stock dividend	4,409	2,454	2,453	3,343	3,770
Net earnings applicable to common shareholders	$33,351	$69,744	$104,296	$42,198	$131,962

Weighted average common shares outstanding during the period:
Basic shares	108,407	106,595	106,514	106,454	106,814
Diluted shares	108,497	106,712	106,722	106,903	107,880

Net earnings per common share:
Basic	$0.31	$0.65	$0.98	$0.40	$1.24
Diluted	0.31	0.65	0.98	0.39	1.22

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 15
CONSOLIDATED STATEMENTS OF INCOME (continued)
(Unaudited)

	Nine Months Ended
(In thousands, except per share amounts)	September 30,
	2008	2007
Interest income:
Interest and fees on loans	$1,995,227	$2,096,197
Interest on loans held for sale	7,632	11,892
Lease financing	17,100	15,901
Interest on money market investments	40,608	24,939
Interest on securities:
Held-to-maturity – taxable	39,965	6,610
Held-to-maturity – nontaxable	18,972	18,720
Available-for-sale – taxable	122,459	193,580
Available-for-sale – nontaxable	5,459	7,130
Trading account	1,277	2,838
Total interest income	2,248,699	2,377,807

Interest expense:
Interest on savings and money market deposits	274,851	353,984
Interest on time and foreign deposits	264,519	353,111
Interest on short-term borrowings	153,907	151,095
Interest on long-term borrowings	92,218	116,550
Total interest expense	785,495	974,740

Net interest income	1,463,204	1,403,067
Provision for loan losses	363,080	82,228
Net interest income after provision for loan losses	1,100,124	1,320,839

Noninterest income:
Service charges and fees on deposit accounts	154,347	135,420
Other service charges, commissions and fees	127,137	126,159
Trust and wealth management income	28,842	26,381
Capital markets and foreign exchange	34,850	32,956
Dividends and other investment income	30,361	37,084
Loan sales and servicing income	19,959	29,863
Income from securities conduit	3,960	15,704
Fair value and nonhedge derivative income (loss)	(42,157)	(7,222)
Equity securities gains, net	14,918	16,370
Fixed income securities gains, net	1,988	3,772
Impairment losses on investment securities and valuation
losses on securities purchased from Lockhart Funding	(112,772)	-
Other	11,549	16,091
Total noninterest income	272,982	432,578

Noninterest expense:
Salaries and employee benefits	619,640	608,743
Occupancy, net	84,715	80,126
Furniture and equipment	73,629	71,535
Legal and professional services	30,743	31,697
Postage and supplies	27,582	27,096
Advertising	20,653	20,598
Impairment losses on long-lived assets	2,239	-
Merger related expense	972	4,579
Amortization of core deposit and other intangibles	25,107	34,436
Provision for unfunded lending commitments	2,044	1,700
Other	189,472	171,112
Total noninterest expense	1,076,796	1,051,622

Income before income taxes and minority interest	296,310	701,795
Income taxes	83,147	246,772
Minority interest	(3,544)	6,819
Net income	216,707	448,204
Preferred stock dividend	9,316	10,980
Net earnings applicable to common shareholders	$207,391	$437,224

Weighted average common shares outstanding during the period:
Basic shares	107,176	107,671
Diluted shares	107,333	109,059

Net earnings per common share:
Basic	$1.94	$4.06
Diluted	1.93	4.01

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 16
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
   AND COMPREHENSIVE INCOME
(Unaudited)

				Accumulated
				other		Total
	Preferred	Common	Retained	comprehensive	Deferred	shareholders'
(In thousands, except per share amounts)	stock	stock	earnings	income (loss)	compensation	equity

Balance, December 31, 2007	$240,000	$2,212,237	$2,910,692	$(58,835)	$(11,294)	$5,292,800
Cumulative effect of change in accounting principle,
adoption of SFAS 159			(11,471)	11,471		-
Comprehensive income:
Net income for the period			106,749			106,749
Other comprehensive income (loss), net of tax:
Net realized and unrealized holding losses
on investments and retained interests				(130,066)
Foreign currency translation				(1)
Reclassification for net realized losses
on investments recorded in operations				27,301
Net unrealized gains on derivative instruments				73,701
Other comprehensive loss				(29,065)		(29,065)
Total comprehensive income						77,684
Net stock issued under employee plans
and related tax benefits		7,668				7,668
Dividends declared on preferred stock			(2,453)			(2,453)
Dividends on common stock, $.43 per share			(46,006)			(46,006)
Change in deferred compensation					(1,892)	(1,892)
Balance, March 31, 2008	240,000	2,219,905	2,957,511	(76,429)	(13,186)	5,327,801

Comprehensive loss:
Net income for the period			72,198			72,198
Other comprehensive income (loss), net of tax:
Net realized and unrealized holding losses
on investments and retained interests				(40,336)
Foreign currency translation				2
Reclassification for net realized losses
on investments recorded in operations				23,816
Net unrealized losses on derivative instruments				(66,112)
Pension and postretirement				734
Other comprehensive loss				(81,896)		(81,896)
Total comprehensive loss						(9,698)
Stock issued under dividend reinvestment plan		632				632
Net stock issued under employee plans
and related tax benefits		3,918				3,918
Dividends declared on preferred stock			(2,454)			(2,454)
Dividends on common stock, $.43 per share			(46,193)			(46,193)
Change in deferred compensation					(476)	(476)
Balance, June 30, 2008	240,000	2,224,455	2,981,062	(158,325)	(13,662)	5,273,530

Comprehensive income:
Net income for the period			37,760			37,760
Other comprehensive income, net of tax:
Net realized and unrealized holding losses
on investments and retained interests				(40,454)
Foreign currency translation				(53)
Reclassification for net realized losses
on investments recorded in operations				16,012
Net unrealized gains on derivative instruments				25,515
Other comprehensive income				1,020		1,020
Total comprehensive income						38,780
Issuance of preferred stock	46,949	(503)				46,446
Issuance of common stock		244,889				244,889
Stock issued under dividend reinvestment plan		629				629
Net stock issued under employee plans
and related tax benefits		13,047				13,047
Dividends declared on preferred stock			(4,409)			(4,409)
Dividends on common stock, $.43 per share			(46,171)			(46,171)
Change in deferred compensation					(714)	(714)
Balance, September 30, 2008	$286,949	$2,482,517	$2,968,242	$(157,305)	$(14,376)	$5,566,027

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 17
INVESTMENT SECURITIES PORTFOLIO
As of September 30, 2008
(Unaudited)

		Net		Net
		unrealized		unrealized
		gains (losses)		gains (losses)	Estimated
	Amortized	recognized	Carrying	not recognized	fair
(In thousands)	cost	in OCI (1)	value	in OCI (1)	value

HELD-TO-MATURITY:
Municipal securities	$696,372	$-	$696,372	$(3,320)	$693,052
Asset-backed securities:
Trust preferred securities – banks and insurance
AA rated	1,930	(105)	1,825	(707)	1,118
A rated	1,196,147	(194,025)	1,002,122	(283,525)	718,597
BBB rated	163,413	(32,439)	130,974	(35,460)	95,514
	1,361,490	(226,569)	1,134,921	(319,692)	815,229
Trust preferred securities – real estate investment trusts
AAA rated	17,699	(4,873)	12,826	(890)	11,936
A rated	18,254	(3,870)	14,384	(1,879)	12,505
	35,953	(8,743)	27,210	(2,769)	24,441
Other
AAA rated	41,087	(129)	40,958	(10,588)	30,370
AA rated	8,369	(1,200)	7,169	1,483	8,652
A rated	22,622	(11,898)	10,724	4,538	15,262
	72,078	(13,227)	58,851	(4,567)	54,284
	2,165,893	(248,539)	1,917,354	(330,348)	1,587,006

AVAILABLE-FOR-SALE:
U.S. Treasury securities	40,992	884	41,876		41,876
U.S. Government agencies and corporations:
Agency securities	456,821	258	457,079		457,079
Agency guaranteed mortgage-backed securities	410,269	4,050	414,319		414,319
Small Business Administration loan-backed securities	696,409	(14,502)	681,907		681,907
Municipal securities	179,132	301	179,433		179,433
Asset-backed securities:
Trust preferred securities – banks and insurance
AAA rated	661,382	(96,967)	564,415		564,415
A rated	48,363	(14,636)	33,727		33,727
BBB rated	7,000	(2,666)	4,334		4,334
Not rated	27,272	321	27,593		27,593
	744,017	(113,948)	630,069		630,069
Trust preferred securities – real estate investment trusts
BBB rated	13,209	1,230	14,439		14,439
Noninvestment grade	27,040	(3,093)	23,947		23,947
	40,249	(1,863)	38,386		38,386
Small business loan-backed	12,623	82	12,705		12,705
Other
AAA rated	41,889	(4,609)	37,280		37,280
AA rated	48,008	(15,342)	32,666		32,666
BBB rated	3,356	(1,146)	2,210		2,210
Noninvestment grade	14,499	-	14,499		14,499
	107,752	(21,097)	86,655		86,655
	2,688,264	(145,835)	2,542,429		2,542,429
Other securities:
Mutual funds and stock	249,807	-	249,807		249,807
	2,938,071	(145,835)	2,792,236		2,792,236
Total	$5,103,964	$(394,374)	$4,709,590	$(330,348)	$4,379,242

(1) Other comprehensive income. All amounts reported are pretax.

Ratings categories include entire range.  For example, "A rated" includes A+, A and A-.  Split rated securities with two ratings are categorized at the higher of the rating levels.  If three ratings exist, classification is at the common or middle rating level.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 18

Nonperforming Assets
(Unaudited)

(In thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Nonaccrual loans	$765,522	$570,101	$387,717	$258,513	$174,315
Restructured loans	2,103	2,145	10,100	10,140	10,287
Other real estate owned	156,817	125,186	36,476	15,201	11,973
Total	$924,442	$697,432	$434,293	$283,854	$196,575
% of net loans and leases* and other real
estate owned	2.20%	1.66%	1.09%	0.73%	0.52%

Accruing loans past due 90 days or more	$97,831	$108,934	$84,637	$77,419	$64,516

% of net loans and leases*	0.23%	0.26%	0.21%	0.20%	0.17%

*Includes loans held for sale.

Allowance and Reserve for Credit Losses
(Unaudited)

	Three Months Ended
(In thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Allowance for Loan Losses
Balance at beginning of period	$548,958	$501,283	$459,376	$418,165	$380,295
Allowance of company acquired	-	-	-	-	578
Allowance of branches sold	-	-	-	(2,034)	-
Allowance associated with repurchased
securitized loans and loans sold	(804)	1,301	425	-	-
Add:
Provision for losses	156,606	114,192	92,282	69,982	55,354
Deduct:
Loan and lease charge-offs	(100,241)	(75,378)	(53,751)	(30,023)	(20,815)
Recoveries	4,914	7,560	2,951	3,286	2,753
Net loan and lease charge-offs	(95,327)	(67,818)	(50,800)	(26,737)	(18,062)
Balance at end of period	$609,433	$548,958	$501,283	$459,376	$418,165

Ratio of allowance for loan losses to net loans
and leases outstanding at period end	1.45%	1.31%	1.26%	1.18%	1.11%

Ratio of allowance for loan losses to nonperforming
loans at period end	79.39%	95.93%	126.01%	170.99%	226.52%

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$26,838	$25,148	$21,530	$21,394	$21,222
Provision charged (credited) against earnings	(3,264)	1,690	3,618	136	172
Balance at end of period	$23,574	$26,838	$25,148	$21,530	$21,394

Total Allowance and Reserve for Credit Losses
Allowance for loan losses	$609,433	$548,958	$501,283	$459,376	$418,165
Reserve for unfunded lending commitments	23,574	26,838	25,148	21,530	21,394
Total allowance and reserve for credit losses	$633,007	$575,796	$526,431	$480,906	$439,559

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 19

Loan Balances By Portfolio Type
(Unaudited)

(In millions)	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Loans held for sale	$152	$159	$209	$208	$201

Commercial lending:
Commercial and industrial	11,351	11,247	10,626	10,407	9,767
Leasing	451	492	494	503	474
Owner occupied	8,782	8,912	7,910	7,545	7,347
Total commercial lending	20,584	20,651	19,030	18,455	17,588

Commercial real estate:
Construction and land development	7,812	7,891	7,937	7,869	7,828
Term	6,079	5,939	5,569	5,334	5,054
Total commercial real estate	13,891	13,830	13,506	13,203	12,882

Consumer:
Home equity credit line	1,899	1,794	1,674	1,608	1,546
1-4 family residential	3,892	3,914	3,920	3,975	3,969
Construction and other consumer real estate	769	852	910	945	972
Bankcard and other revolving plans	360	332	316	347	299
Other	411	436	440	460	473
Total consumer	7,331	7,328	7,260	7,335	7,259

Foreign loans	70	65	59	51	49
Total loans	$42,028	$42,033	$40,064	$39,252	$37,979

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 20
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)

	Three Months Ended			Three Months Ended
	September 30, 2008			June 30, 2008
(In thousands)	Average	Amount of	Average	Average	Amount of	Average
	balance	interest (1)	rate	balance	interest (1)	rate
ASSETS
Money market investments	$1,417,875	$9,267	2.60%	$1,823,907	$12,313	2.72%
Securities:
Held-to-maturity	1,918,436	31,502	6.53%	1,532,818	25,305	6.64%
Available-for-sale	2,621,756	27,654	4.20%	3,295,056	37,936	4.63%
Trading account	42,535	437	4.09%	38,547	159	1.66%
Total securities	4,582,727	59,593	5.17%	4,866,421	63,400	5.24%

Loans:
Loans held for sale	160,026	1,916	4.76%	186,592	2,699	5.82%
Net loans and leases (2)	41,824,097	670,695	6.38%	40,325,657	650,364	6.49%
Total loans and leases	41,984,123	672,611	6.37%	40,512,249	653,063	6.48%
Total interest-earning assets	47,984,725	741,471	6.15%	47,202,577	728,776	6.21%
Cash and due from banks	1,424,407			1,320,584
Allowance for loan losses	(562,518)			(516,908)
Goodwill	2,009,509			2,009,517
Core deposit and other intangibles	132,167			137,675
Other assets	3,291,470			3,139,930
Total assets	$54,279,760			$53,293,375

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$4,248,715	8,285	0.78%	$4,651,117	8,776	0.76%
Money market	11,552,968	62,571	2.15%	10,752,743	54,707	2.05%
Internet money market	2,327,315	19,864	3.40%	2,200,695	16,661	3.04%
Time under $100,000	2,675,894	21,898	3.26%	2,513,620	23,276	3.72%
Time $100,000 and over	3,929,454	32,918	3.33%	4,344,441	40,462	3.75%
Foreign	3,397,729	20,021	2.34%	3,254,872	19,722	2.44%
Total interest-bearing deposits	28,132,075	165,557	2.34%	27,717,488	163,604	2.37%
Borrowed funds:
Securities sold, not yet purchased	30,966	393	5.05%	33,299	414	5.00%
Federal funds purchased and security
repurchase agreements	2,284,997	10,246	1.78%	2,999,084	14,569	1.95%
Commercial paper	74,596	577	3.08%	148,946	1,222	3.30%
FHLB advances and other borrowings:
One year or less	5,765,265	36,302	2.50%	4,701,020	27,050	2.31%
Over one year	129,162	1,856	5.72%	129,079	1,840	5.73%
Long-term debt	2,662,046	28,718	4.29%	2,632,660	29,490	4.51%
Total borrowed funds	10,947,032	78,092	2.84%	10,644,088	74,585	2.82%
Total interest-bearing liabilities	39,079,107	243,649	2.48%	38,361,576	238,189	2.50%
Noninterest-bearing deposits	9,189,581			9,056,726
Other liabilities	575,224			537,782
Total liabilities	48,843,912			47,956,084
Minority interest	29,949			27,244
Shareholders' equity:
Preferred equity	282,500			240,000
Common equity	5,123,399			5,070,047
Total shareholders' equity	5,405,899			5,310,047
Total liabilities and shareholders' equity	$54,279,760			$53,293,375

Spread on average interest-bearing funds			3.67%			3.71%
Taxable-equivalent net interest income and
net yield on interest-earning assets		$497,822	4.13%		$490,587	4.18%

(1) Taxable-equivalent rates used where applicable.
(2) Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 21
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)

	Nine Months Ended			Nine Months Ended
	September 30, 2008			September 30, 2007
(In thousands)	Average	Amount of	Average	Average	Amount of	Average
	balance	interest (1)	rate	balance	interest (1)	rate
ASSETS
Money market investments	$1,765,932	$40,608	3.07%	$620,369	$24,939	5.37%
Securities:
Held-to-maturity	1,385,803	69,153	6.67%	679,113	35,410	6.97%
Available-for-sale	3,502,132	130,857	4.99%	4,732,689	204,549	5.78%
Trading account	40,942	1,277	4.17%	68,245	2,838	5.56%
Total securities	4,928,877	201,287	5.46%	5,480,047	242,797	5.92%

Loans:
Loans held for sale	186,940	7,632	5.45%	246,360	11,892	6.45%
Net loans and leases (2)	40,467,491	2,016,914	6.66%	36,008,159	2,118,008	7.86%
Total loans and leases	40,654,431	2,024,546	6.65%	36,254,519	2,129,900	7.85%
Total interest-earning assets	47,349,240	2,266,441	6.39%	42,354,935	2,397,636	7.57%
Cash and due from banks	1,387,584			1,499,900
Allowance for loan losses	(518,840)			(380,121)
Goodwill	2,009,501			2,003,972
Core deposit and other intangibles	138,711			186,884
Other assets	3,132,318			2,476,001
Total assets	$53,498,514			$48,141,571

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$4,472,175	27,530	0.82%	$4,452,344	30,181	0.91%
Money market	10,954,861	189,598	2.31%	10,320,360	267,985	3.47%
Internet money market	2,249,017	57,723	3.43%	1,476,561	55,818	5.05%
Time under $100,000	2,589,543	72,339	3.73%	2,510,342	81,939	4.36%
Time $100,000 and over	4,243,922	122,454	3.85%	4,867,183	176,992	4.86%
Foreign	3,314,535	69,726	2.81%	2,570,641	94,180	4.90%
Total interest-bearing deposits	27,824,053	539,370	2.59%	26,197,431	707,095	3.61%
Borrowed funds:
Securities sold, not yet purchased	32,608	1,140	4.67%	30,892	1,060	4.59%
Federal funds purchased and security
repurchase agreements	2,864,224	49,021	2.29%	3,104,079	110,978	4.78%
Commercial paper	142,771	4,131	3.86%	222,523	9,075	5.45%
FHLB advances and other borrowings:
One year or less	4,852,840	99,615	2.74%	759,780	29,982	5.28%
Over one year	128,513	5,521	5.74%	131,393	5,686	5.79%
Long-term debt	2,600,002	86,697	4.45%	2,356,434	110,864	6.29%
Total borrowed funds	10,620,958	246,125	3.10%	6,605,101	267,645	5.42%
Total interest-bearing liabilities	38,445,011	785,495	2.73%	32,802,532	974,740	3.97%
Noninterest-bearing deposits	9,074,345			9,438,778
Other liabilities	588,846			644,041
Total liabilities	48,108,202			42,885,351
Minority interest	29,292			37,747
Shareholders' equity:
Preferred equity	254,270			240,000
Common equity	5,106,750			4,978,473
Total shareholders' equity	5,361,020			5,218,473
Total liabilities and shareholders' equity	$53,498,514			$48,141,571

Spread on average interest-bearing funds			3.66%			3.60%
Taxable-equivalent net interest income and
net yield on interest-earning assets		$1,480,946	4.18%		$1,422,896	4.49%

(1) Taxable-equivalent rates used where applicable.
(2) Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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